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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 9, 2003


                          Commission File Number 1-6560


                            THE FAIRCHILD CORPORATION
             (Exact name of Registrant as specified in its charter)

        Delaware                                    34-0728587
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
 Incorporation or organization)

                45025 Aviation Drive, Suite 400, Dulles, VA 20166
                    (Address of principal executive offices)

                                 (703) 478-5800
              (Registrant's telephone number, including area code)







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Item 4. Changes in Registrant's Certifying Accountant.

     On June 9, 2003, upon the recommendation of our Audit Committee, the Board of Directors appointed KPMG LLP to serve as The Fairchild Corporation's independent auditors for the current fiscal year, which ends on June 30, 2003. KPMG LLP will replace Ernst & Young LLP as The Fairchild Corporation's independent auditors. The change in auditors is effective immediately.

     On May 12, 2003, Ernst & Young LLP resigned as the independent auditors of the company. Ernst & Young's reports on The Fairchild Corporation's consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During each of our two most recent fiscal years and through the date of this report, there were: (i) no disagreements with Ernst & Young on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Enrst & Young's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. We have provided Ernst & Young with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Ernst & Young's letter, dated June 9, 2003, stating its agreement with such statements.

     During each of our two most recent fiscal years and through the date of this report, The Fairchild Corporation did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit 16 - Letter from Ernst & Young LLP to the Securities and Exchange Commission dated June 9, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to the signed on its behalf by the undersigned hereunto duly authorized.


                                        For THE FAIRCHILD CORPORATION
                                        (Registrant) and as its Chief
                                        Financial Officer:

                                        By:  /s/ JOHN L. FLYNN
                                             -----------------
                                              John L. Flynn
                                              Chief Financial Officer, Treasurer
                                              and Senior Vice President, Tax

Date:    June 9, 2003